BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Large Cap Value V.I. Fund

(the “Fund”)

Supplement dated May 1, 2017 to

the Prospectus and the Statement of Additional Information, each dated

May 1, 2017, as amended or supplemented to date

This Supplement is substantially similar to the Supplement that was previously filed on March 29, 2017, except that this Supplement has been updated to reflect the applicable changes made in connection with BlackRock Variable Series Funds, Inc.’s recently filed 485B.

On March 27, 2017, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Advantage Large Cap Value V.I. Fund” and certain changes to the Fund’s investment objective, investment strategies and investment process. These changes included changing the Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000 Value® Index to a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Board also approved a reduction in the contractual expense caps for Class I, Class II and Class III Shares. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team. All of these changes will become effective on or about June 12, 2017.

Effective on or about June 12, 2017, the following changes are made to the Fund’s Prospectus:

Change in the Fund’s Name

The BlackRock Large Cap Value V.I. Fund is renamed BlackRock Advantage Large Cap Value V.I. Fund.

Change in the Fund’s Investment Objective

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Large Cap Value V.I. Fund — Investment Objective” is deleted in its entirety and replaced with the following:

Investment Objective

The investment objective of the BlackRock Advantage Large Cap Value V.I. Fund (the “Fund”) is to seek long-term capital appreciation.

The first sentence of the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of the Fund is to seek long-term capital appreciation.

Change in the Fund’s Investment Strategies and Risks

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Large Cap Value V.I. Fund — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000 Value® Index. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Value® Index. The Russell 1000 Value® Index is a capitalization-weighted index of equity securities from a broad range of industries chosen for market size, liquidity and industry group representation. The equity securities in which the Fund invests primarily consist of common stock, but may also include preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps, forward contracts and contracts for difference, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 1000 Value® Index. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

The Fund seeks to pursue its investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock Advisors, LLC (“BlackRock”) then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process. The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap equity securities and derivatives that have similar economic characteristics to such securities. For purposes of the Fund’s 80% policy, large cap equity securities are equity securities that at the time of purchase have a market capitalization within the range of companies included in the Russell 1000 Value® Index. The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the Russell 1000 Value® Index. The Russell 1000 Value® Index is a capitalization-weighted index of equity securities from a broad range of industries chosen for market size, liquidity and industry group representation. The equity securities in which the Fund invests primarily consist of common stock, but may also include preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps, forward contracts and contracts for difference, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Russell 1000 Value® Index. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The above 80% policy is a non-fundamental policy of the Fund and may not be changed without 60 days’ prior notice to shareholders.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to add the following other strategies:

•	Money Market Securities — The Fund may invest in money market securities or commercial paper.

•	Real Estate Investment Trusts (“REITs”) — The Fund may invest in REITs. REITs are companies that own interests in real estate or in real estate related loans or other interests, and have revenue primarily consisting of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Other Strategies” is amended to delete the following other strategies: “Convertible Securities,” “Depositary Receipts,” “Derivatives,” “Foreign Securities,” “Master Limited Partnerships” and “U.S. Government Obligations.”

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Large Cap Value V.I. Fund — Principal Risks of Investing in the Fund” is amended to add the following risks:

•	Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•	Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Leverage Risk — Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives will become subject to margin requirements and swap dealers will be required to collect margin from the Fund with respect to such derivatives. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund. In December 2015, the Securities and Exchange Commission (the “SEC”) proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives.

•	High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

•	Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•	“New Issues” Risk — “New Issues” are IPOs of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

•	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks” is amended to designate “Convertible Securities Risk,” “High Portfolio Turnover Risk” and “Leverage Risk” as principal risks and to add the following principal risks:

•

Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•	Derivatives Risk — The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund.

Hedging Risk — When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk — The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service (“IRS”).

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives will become subject to margin requirements and swap dealers will be required to collect margin from the Fund with respect to such derivatives. Implementation of such regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of swaps and other derivatives may increase the costs to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. If the rule goes into effect, it could limit the ability of the Fund to invest or remain invested in derivatives. In addition, other future regulatory developments may impact the Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Fund itself is regulated. BlackRock cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Risks Specific to Certain Derivatives Used by the Fund

Swaps — Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which can be adjusted for an interest factor. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Futures — Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract or option; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options — An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

Contracts for Difference — Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the Securities and Exchange Commission (the “SEC”) or any U.S. regulator, and are not subject to U.S. regulation.

•	“New Issues” Risk — “New Issues” are IPOs of equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

•	Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

The other risks subsection under the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks” is amended to add the following risks:

•	Money Market Securities Risk — If market conditions improve while the Fund has invested some or all of its assets in high quality money market securities, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objective.

•	Real Estate Related Securities Risk — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If the Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type.

•	REIT Investment Risk — In addition to the risks facing real estate related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

The other risks subsection under the section of the Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Risks” is amended to delete “Depositary Receipts Risk,” “Derivatives Risk,” “Foreign Securities Risk,” “Master Limited Partnerships Risk” and “Preferred Stock Risk.”

Change in the Fund’s Portfolio Management Team

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Large Cap Value V.I. Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Raffaele Savi	2017	Managing Director of BlackRock, Inc.
Travis Cooke, CFA	2017	Managing Director of BlackRock, Inc.
Richard Mathieson	2017	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

With respect to the Fund, the section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund and BlackRock Large Cap Value V.I. Fund” is deleted and replaced with the following:

BlackRock Advantage Large Cap Core V.I. Fund and BlackRock Advantage Large Cap Value V.I. Fund

Each Fund is managed by Raffaele Savi, Travis Cooke, CFA, and Richard Mathieson who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2009; Managing Director at Barclays Global Investors from 2007 to 2009; Principal at Barclays Global Investors from 2006 to 2007.
Travis Cooke, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Mathieson	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting each Fund’s overall investment strategy and overseeing the management of the Funds.	2017	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.

Change to the Fund’s Contractual Expense Caps

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Large Cap Value V.I. Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses below do not include separate account fees and expenses, and would be higher if these fees and expenses were included. Please refer to your variable annuity or insurance contract (the “Contract”) prospectus for information on the separate account fees and expenses associated with your Contract.

Shareholder Fees (fees paid directly from your investment)

The Fund is not subject to any shareholder fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares	Class III Shares
Management Fee[1]	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.34%	0.37%	0.35%
Total Annual Fund Operating Expenses	1.09%	1.27%	1.35%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.49)%	(0.52)%	(0.50)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.60%	0.75%	0.85%

[1]	BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the BlackRock Variable Series Funds, Inc. (the “Corporation”) or by a vote of a majority of the outstanding voting securities of the Fund.

[2]

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% (for Class I Shares), 0.75% (for Class II Shares), and 0.85% (for Class III Shares) of average daily net assets through April 30, 2019. BlackRock has also contractually agreed to reimburse fees in order to limit certain operational and recordkeeping fees to 0% (for Class I Shares), 0.05% (for Class II Shares), and 0.11% (for Class III Shares) of average daily net assets through April 30, 2019. Each of these contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Contract. See the Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$61	$298	$553	$1,285
Class II Shares	$77	$351	$647	$1,488
Class III Shares	$87	$378	$692	$1,580

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

The table disclosing contractual caps in the section of the Prospectus for Class I Shares entitled “Management of the Funds — BlackRock” is deleted with respect to the BlackRock Large Cap Value V.I. Fund and replaced with the following:

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Advantage Large Cap Value V.I. Fund	0.60%	0.00%

[1]	The contractual caps for each Fund except the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Advantage U.S. Total Market V.I. Fund are in effect through April 30, 2018. The contractual caps for the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Advantage U.S. Total Market V.I. Fund are in effect through April 30, 2019. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets and based on current fees.

The second paragraph after the table disclosing contractual caps in the section of the Prospectus for Class I Shares entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund, iShares® Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2018. The contractual waiver for the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Advantage U.S. Total Market V.I. Fund is in effect through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

The table disclosing contractual caps in the section of the Prospectus for Class II Shares entitled “Management of the Funds — BlackRock” is deleted with respect to the BlackRock Large Cap Value V.I. Fund and replaced with the following:

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Advantage Large Cap Value V.I. Fund	0.75%	0.05%

[1]	The contractual caps for each Fund except the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund and the Advantage U.S. Total Market V.I. Fund are in effect through April 30, 2018. The contractual caps for the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund and the Advantage U.S. Total Market V.I. Fund are in effect through April 30, 2019. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets and based on current fees.

The first paragraph after the table disclosing contractual caps in the section of the Prospectus for Class II Shares entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2018. The contractual waiver for the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund and the Advantage U.S. Total Market V.I. Fund is in effect through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

The table disclosing contractual caps in the section of the Prospectus for Class III Shares entitled “Management of the Funds — BlackRock” is deleted with respect to the BlackRock Large Cap Value V.I. Fund and replaced with the following:

	Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)	Contractual Caps[1] on fees paid by Fund for Operational and Recordkeeping Services
Advantage Large Cap Value V.I. Fund	0.85%	0.11%

[1]	The contractual caps for each Fund except the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Advantage U.S. Total Market V.I. Fund are in effect through April 30, 2018. The contractual caps for the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Advantage U.S. Total Market V.I. Fund are in effect through April 30, 2019. The contractual agreement may be terminated, with respect to each Fund, upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets and based on current fees.

The second paragraph after the table disclosing contractual caps in the section of the Prospectus for Class III Shares entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets (except for with respect to iShares® Alternative Strategies V.I. Fund, iShares® Dynamic Allocation V.I. Fund, iShares® Dynamic Fixed Income V.I. Fund, iShares® Equity Appreciation V.I. Fund and Government Money Market V.I. Fund) estimated to be attributable to investments in other equity and fixed-income mutual funds and ETFs managed by BlackRock or its affiliates that have a contractual management fee, through April 30, 2018. The contractual waiver for the Advantage Large Cap Core V.I. Fund, the Advantage Large Cap Value V.I. Fund, the Large Cap Focus Growth V.I. Fund and the Advantage U.S. Total Market V.I. Fund is in effect through April 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRSAI-VARLCV-0517SUP